Exhibit 24.1

POWER OF ATTORNEY
(Form 10-K)

I, Kevin L. Bespolka, a Director of Opteum Inc., a Maryland corporation (the “Company”), hereby constitute and appoint Jeffrey J. Zimmer, Robert E. Cauley and J. Christopher Clifton, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Company, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 1st day of March 2007.

/s/ Kevin L. Bespolka
Kevin L. Bespolka

POWER OF ATTORNEY
(Form 10-K)

I, Maureen A. Hendricks, a Director of Opteum Inc., a Maryland corporation (the “Company”), hereby constitute and appoint Jeffrey J. Zimmer, Robert E. Cauley and J. Christopher Clifton, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Company, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 1st day of March 2007.

/s/ Maureen A. Hendricks
Maureen A. Hendricks

POWER OF ATTORNEY
(Form 10-K)

I, W. Christopher Mortenson, a Director of Opteum Inc., a Maryland corporation (the “Company”), hereby constitute and appoint Jeffrey J. Zimmer, Robert E. Cauley and J. Christopher Clifton, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Company, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 1st day of March 2007.

/s/ W. Christopher Mortenson
W. Christopher Mortenson

POWER OF ATTORNEY
(Form 10-K)

I, Buford H. Ortale, a Director of Opteum Inc., a Maryland corporation (the “Company”), hereby constitute and appoint Jeffrey J. Zimmer, Robert E. Cauley and J. Christopher Clifton, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Company, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 1st day of March 2007.

/s/ Buford H. Ortale
Buford H. Ortale

POWER OF ATTORNEY
(Form 10-K)

I, Peter R. Norden, a Director and Senior Executive Vice President of Opteum Inc., a Maryland corporation (the “Company”), hereby constitute and appoint Jeffrey J. Zimmer, Robert E. Cauley and J. Christopher Clifton, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director and Senior Executive Vice President of the Company, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 1st day of March 2007.

/s/ Peter R. Norden
Peter R. Norden